DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Macquarie Global Infrastructure Fund (Fund)

Supplement to the Fund’s Class A, Class C, Class R, and Institutional Class
Summary Prospectuses dated March 29, 2012

Effective November 9, 2012, the following replaces the information in the section entitled “Who manages the Fund? – Investment manager”:

Who manages the Fund?

Investment manager
Delaware Management Company

Sub-adviser
Macquarie Capital Investment Management LLC (MCIM)

Portfolio manager	Title with MCIM	Start date on the Fund
Brad Frishberg, CFA	Managing Director, Chief Investment Officer of Infrastructure Securities — MCIM	April 2010
Jonathon Ong, CFA	Managing Director, Portfolio Manager — MCIM	November 2012

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 1, 2012.